UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): JULY 21, 2008
SERVISFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-53149 (Commission File Number)	26-0734029 (IRS Employer Identification No.)

3300 Cahaba Road, Suite 300, Birmingham, Alabama (Address of Principal Executive Offices)	35223 (Zip Code)
(205) 949-0302
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition.
     On July 21, 2008, ServisFirst Bancshares, Inc. issued a press release announcing its operating results for the quarter and six month period ended June 30, 2008. A copy of the press release is attached hereto as Exhibit 99-1. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99-1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
Exhibit 99-1	Press Release of ServisFirst Bancshares, Inc. dated July 21, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.
Date: July 21, 2008	By:	/s/ Thomas A. Broughton III
Thomas A. Broughton III
Chief Executive Officer

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